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                                                                   EXHIBIT 23.1



                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Registration Statements on Form S-8 of Internet America, Inc. (Nos. 333-70461, 333-72109, 333-72111,
333-77153, 333-80277 and 355-80285) of our report dated August 10, 1999, relating to the financial statements of NeoSoft, Inc. for the years ended June 30, 1998 and 1999,appearing in this Current Report on Form 8-K/A dated September 3, 1999 of Internet America, Inc.


                                        /s/ DELOITTE & TOUCHE LLP


Dallas, Texas

September 2, 1999